UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2023

Bird Global, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41019	86-3723155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

392 NE 191st Street #20388
Miami, Florida 33179
(Address of principal executive offices and zip code)
(866) 205-2442
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BRDS	The New York Stock Exchange
Warrants, each whole warrant exercisable to purchase one share of Class A common stock at an exercise price of $11.50 per share	BRDS WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Special Meeting of Stockholders

On April 19, 2023, the Board of Directors (the “Board”) of Bird Global, Inc. (the “Company”) took action to call a special meeting of stockholders to be held on May 18, 2023 (the “Special Meeting”) for the purpose of seeking approval of an amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) to, at the discretion of the Board, combine the outstanding shares of the Company’s Class A common stock and Class X common stock, each having a par value of $0.0001 per share (but not the outstanding share of Series A preferred stock), into a lesser number of shares at one of the following ratios -- one-for-ten, one-for-fifteen, one-for-twenty, one-for-twenty-five, one-for-thirty, one-for-thirty-five or one-for-forty -- with the exact ratio to be determined by the Board at a later date (the “Share Combination”), and reduce the number of authorized shares of the Class A common stock, Class B common stock and Class X common stock, in each case, by a corresponding ratio (the “Authorized Share Reduction”). The proposal to be considered at the Special Meeting shall be referred to as the “Share Combination Proposal.”

Holders of record of the Company’s Class A common stock, Class B common stock and Class X common stock as of the close of business on May 1, 2023 are entitled to notice of and to vote at the Special Meeting. The time, location (which may be by means of remote communication) and other details regarding the Special Meeting will be communicated to stockholders at a later date via proxy materials that will be filed with the Securities and Exchange Commission (the “SEC”).

The primary purpose for seeking approval of the Share Combination Proposal is to provide the Company with flexibility to regain compliance with the minimum average closing price requirement set forth in Section 802.01C of the NYSE Listed Company Manual. The Company will continue to assess the appropriateness of pursuing the Share Combination and Authorized Share Reduction in light of such factors as it deems relevant, including the trading price of the Class A common stock, Company performance and market conditions. The Board reserves the right, in its discretion, to abandon the Share Combination and Authorized Share Reduction, whether prior to or after obtaining stockholder approval of the Share Combination Proposal, at any time prior to filing the amendment to the Certificate of Incorporation, if it determines that the Share Combination and Authorized Share Reduction are no longer in the best interests of the Company or its stockholders.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the Share Combination Proposal to be submitted to the Company’s stockholders at the Special Meeting. This Current Report on Form 8-K (this “Current Report”) does not contain all the information that should be considered by Company stockholders concerning the Share Combination Proposal and is not intended to form the basis of any investment or voting decision in respect of the Share Combination Proposal. In connection with the Share Combination Proposal, the Company plans to file a preliminary proxy statement on Schedule 14A with the SEC. Once available, stockholders and other interested persons are encouraged to read the preliminary proxy statement and other relevant documents filed with the SEC, including the definitive proxy statement on Schedule 14A, as such documents will contain important information about the Company and the Share Combination Proposal. When available, the definitive proxy statement and other relevant materials for the Share Combination Proposal will be made available to the Company’s stockholders as of the record date for the Special Meeting. Investors and other interested parties will also be able to obtain the proxy materials free of charge on the Company’s website, ir.bird.co, or on the SEC’s website, www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Share Combination Proposal. The names of the directors and executive officers and a description of their interests in the Company can be found in the Company’s definitive proxy statement filed in connection with its 2022 Annual Meeting of Stockholders, as well as in certain subsequently filed Current Reports on Form 8-K disclosing the appointment of directors, each of which are available free of charge on the websites indicated above. To the extent the holdings of the Company’s securities by such directors and executive officers may have changed since the date of those prior filings, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the names and interests of such participants will be contained in the proxy materials to be filed in connection with the Special Meeting, which will be available free of charge on the websites indicated above.

Cautionary Note Regarding Forward Looking Statements

This Current Report contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements other than statements of historical fact contained in this Current Report, including statements regarding the timing and completion of the Special Meeting, the voting outcome on the Share Combination Proposal, and the Company’s ability to regain compliance with the NYSE listing rules. The Company has attempted to identify forward-looking statements by using words such as "anticipate," "believe," "could," "estimate," "expected," "intend," "may," "plan," "predict," "project," "should," "will," or "would," and similar expressions or the negative of these expressions.

Forward-looking statements represent management's current expectations and predictions about trends affecting the Company’s business and industry and are based on information available as of the time such statements are made. Although the Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so, it cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled "Risk Factors" in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as well as in the Company’s other filings with the Securities and Exchange Commission.

Any forward-looking statement made in this Current Report is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law or the listing rules of the New York Stock Exchange, the Company expressly disclaims any intent or obligation to update any forward-looking statements, or to update the reasons actual results could differ materially from those expressed or implied by these forward-looking statements, whether to conform such statements to actual results or changes in expectations, or as a result of the availability of new information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bird Global, Inc.

Date: April 20, 2023	By:	/s/ Michael Washinushi
	Name:	Michael Washinushi
	Title:	Chief Financial Officer